UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22483

Copeland Trust

(Exact name of registrant as specified in charter)

Eight Tower Bridge 161 Washington St., Suite #1650, Conshohocken, PA 19428

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period: 5/31/12

Item 1.  Reports to Stockholders.

COPELAND RISK MANAGED DIVIDEND GROWTH FUND

Class A: 21724W209

Class C: 21724W100

Semi-Annual Report

May 31, 2012

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Copeland Risk Managed Dividend Growth Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Copeland Risk Managed Dividend Growth Fund Semi-Annual Report

May 31, 2012

Dear Fellow Shareholders:

Copeland Capital is pleased to review the performance of the Risk Managed Dividend Growth Fund from November 30, 2011 through May 31, 2012.

During the six month period, the Fund delivered a positive 1.7% return versus the 6.2% advance posted by the S&P 500. As described more fully below, the smaller gains relative to the market were largely a function of the Fund's ability to invest up to 100% of the portfolio in cash (and cash equivalents) that can lead it, at times, to be positioned more defensively than its peers and the market when our signals point towards tough times ahead. The Fund, as dictated by our quantitative sector selection model, began the period fully invested in equities but positioned defensively into only five sectors of the market - Consumer Discretionary, Consumer Staples, Utilities, Technology and Healthcare. As equities registered strong returns during the final months of 2011, our exposure steadily broadened until all nine sectors were represented as March came to a close. The strong rally for equities, which at its zenith approached +29% for the S&P 500 from the October 2011 low, ended abruptly in May. The correction was fueled by many of the same negative factors that led to the volatility of 2011, namely the European debt crisis and a slowing U.S. economy.  The correction was most significant in the Energy and Materials sectors, which subsequently caused the fund to eliminate exposure to these economically sensitive areas by period end. Relative to the strong rally of late 2011 and early 2012, as well as the extreme pessimism of market participants, the correction through May has been quite modest. As a result, while our signals have picked up on reasons to be concerned, the Fund ended the period still fully invested in equities, evenly weighted across seven sectors of the market.

The shortfall in Fund performance during the six month period, relative to the S&P 500, was primarily attributable to sector positioning. The observed result is a possible short-term outcome for our strategy when an aggressive market rally occurs soon after a major downward correction. In this case the -13.9% correction in the S&P 500 occurred during the third calendar quarter of 2011, and the strong rally began in October and continued for the first five months of the November-May period under discussion. Consumer Discretionary and Financials were the top performing market sectors over the six-month period. These early cyclicals typically perform best during the initial phase of a market expansion. The Fund did not hold Financials during the first four months of the period, which acted as the most significant drag on performance when this sector’s five-year downturn was at least temporarily reprieved. On the flipside, the Fund maintained exposure to the Energy and Materials sectors for only three of the six months and these were the weakest areas of the market, with each registering negative returns. While sector positioning led the Fund to be overly defensive during this strong six-month rally, we are confident that over time our willingness to be defensive, whether accomplished by selling out of higher "beta", or more aggressive sectors, or even by raising cash when sector signals are broadly negative, should minimize volatility and protect capital in the event of a substantial market downturn, when most of our competitors will likely be willing to "ride out" these painful events.  In 2011 for example, the Fund did successfully deliver on its investment strategy, as shown by its significant allocation to cash during the downturn of Q311, allowing the Fund to finish with a total return of 2.7% for calendar 2011, ahead of the S&P 500’s 2.1% gain but with just 30% of the market’s volatility as measured by standard deviation. It is our hope that our tactical approach will better allow investors to achieve their long term investment goals by minimizing exposure to major negative market events.

We are confident that Copeland’s dedication to investing only in companies with a minimum of five consecutive years of dividend growth, coupled with those we feel have the greatest capacity to continue raising those dividends, should mitigate downside risk and drive excess outperformance on the upside. Every stock in the Fund successfully raised its dividend during the “Great Recession” of 2008-9. We believe rising dividends provide a consistent flow of rising income that cushion the stocks as the market falls and should push the underlying stock prices higher over time. However we would expect these stocks to lag the market in an aggressive, early cycle rally similar to the one that occurred during the period. Instead stock selection overall was approximately neutral to performance. The Fund was well represented in the strong Consumer Discretionary sector as Ross Stores (ROST, 2.4% of holdings) and Polaris Industries (PII, 2.4% of holdings) were top performers. The stock performance of discount retailer Ross Stores reflects demand for discount retail goods and the company’s consistent execution.  Polaris produces recreational vehicles including snowmobiles, motorcycles and all terrain vehicles. Falling energy prices and generally quiescent inflation appear to have bolstered consumers across the economic spectrum as they are left with more money to put towards discretionary purchases. Despite low exposure to the Energy sector during the period, Occidental Petroleum (OXY, 0.0%) and BHP Billiton (BHP, 0.0%) were the Fund’s two worst performers due to their earnings sensitivity to commodity prices. Both stocks were sold along with all other Energy and Materials holdings near period end. The S&P 500’s largest contributor, over the six month period, was Apple Inc. (AAPL) adding over 1 percentage point to the total return of the index.  We will watch patiently to determine if AAPL's recent dividend initiation turns into the long term commitment of growth (five years) that we require for investment.

Market sentiment has turned extremely pessimistic, as shown for example by Ned Davis Research’s Crowd Sentiment Poll. This negativity exists despite the stock market's strength, which is understandable after two market crashes in the recent decade (2002, 2008) and now two consecutive summer "threats" of a third meltdown, neither of which fully materialized. The summer of 2012 looks eerily similar. Many credible market pundits are predicting a European currency break-up and financial system seizure, a hard landing in China, and a fiscal "cliff" in the United States as our Congress once again fails to fix short term and long term budget woes. It is clear that these global concerns have led businesses to cut back on spending and hiring as corporate profits deteriorate. On the other hand, the case can be made just as easily that stocks are extremely inexpensive, particularly relative to low yielding alternatives.  Additional positives include the recent decline in commodity prices (especially oil) providing a major boost to consumer spending capacity, as well as historic easing on the part of monetary authorities around the world.  In fact, the stock market remains in a nice technical uptrend and a strong improvement in sentiment could develop quickly should investors get a whiff of more favorable political winds on the taxation front.

In any event, at Copeland, we do not profess to be able to predict which view is correct, or which way this stock market will turn; however we do believe it has the potential to turn aggressively in either direction. We are willing and able to act decisively, based on our sector signals, to position the Fund in cash in the event of a sizable market decline, or to position bullishly in dividend growth stocks with a goal to more fully capture the upside if a long term rally ensues.  As we wait for signs of which way this market breaks, we will continue to do what we do best: diligently monitoring the health of our companies' competitive positions, cash flows, and capacity to raise dividends.

We are thankful for your support, and committed to generating results that reward you for investing with Copeland Capital.

May 31, 2012

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until March 31, 2013, to ensure that the net annual fund operating expenses will not exceed 1.45% for CDGRX, and 2.20% for CDCRX, subject to possible recoupment from the Fund in future years.  Without the agreement, the expense ratio would be 2.68% for CDGRX and 3.43% for CDCRX.  The maximum sales charge (load) for Class A is 5.75%.  Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call toll-free 1-888-9-COPELAND or visit our website, www.copelandfund.com.

The S&P 500 Index:  an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Beta:  Measures the risk of an investment relative to a market (the "market" can be defined as an index).

Holdings are for informational purposes only and should not be deemed a recommendation to buy.  Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

NLD Review Code:  1025-NLD-7/11/2012

* Footnote:  Cash percentage may differ from the Generally Accepted Accounting Principals reflected in the Portfolio of Investments.

Top Five Performers thru 5/31/12	% of Portfolio at 5/31/12
Ross Stores, Inc. (ROST)	2.4%
Polaris Industries, Inc. (PII)	2.4%
Harris Corp. (HRS)	0.0%
Visa Inc. (V)	0.0%
Church & Dwight Co. (CHD)	2.5%

Bottom Five Performers thru 5/31/12	% of Portfolio at 5/31/12
Occidental Petroleum Corp. (OXY)	0.0%
BHP Biliton Ltd. ADS (BHP)	0.0%
Alliance Resource Partners LP (ARLP)	0.7%
Herbalife Ltd. (HLF)	0.0%
BGC Partners Inc. Cl A (BGCP)	1.9%

Top Ten Holdings - 5/31/12	% of Portfolio
Church & Dwight Co. (CHD)	2.5%
TJX Cos. Inc. (TJX)	2.5%
Omega Healthcare Investors (OHI)	2.4%
Wisconsin Egy. CP Hldg. Co. (WEC)	2.4%
Brinker International (EAT)	2.4%
Ross Stores (ROST)	2.4%
Digital Realty Trust Inc. REIT (DLR)	2.4%
Casey's General Stores (CASY)	2.4%
Costco Whsl. Corp. New (COST)	2.4%
ACE Limited New F (ACE)	2.4%

Holdings are for informational purposes only and should not be deemed a recommendation to buy.  Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2012
Shares		Market Value
	COMMON STOCK - 97.96%
	AEROSPACE / DEFENSE - 2.13%
75,832	Lockheed Martin Corp.	$ 6,278,890

	AGRICULTURE - 2.26%
78,892	Philip Morris International, Inc.	6,667,163

	BANKS - 2.28%
231,202	Bank of the Ozarks, Inc.	6,714,106

	CHEMICALS - 1.44%
20,400	NewMarket Corp.	4,259,724

	COAL - 1.32%
43,200	Alliance Holdings GP LP	1,795,824
37,000	Alliance Resource Partners LP	2,109,370
		3,905,194
	COMPUTERS - 4.11%
103,005	Accenture PLC - Cl. A	5,881,585
32,345	International Business Machines Corp.	6,239,351
		12,120,936
	DISTRIBUTION / WHOLESALE - 2.09%
31,894	WW Grainger, Inc.	6,176,273

	DIVERSIFIED FINANCIAL SERVICES - 4.27%
927,066	BGC Partners, Inc. - Cl. A	5,525,313
122,479	T. Rowe Price Group, Inc.	7,053,565
		12,578,878
	ELECTRIC - 2.43%
189,075	Wisconsin Energy Corp.	7,154,598

	HEALTHCARE-PRODUCTS - 2.20%
125,966	Stryker Corp.	6,480,951

	HOUSEHOLD PRODUCTS / WARES - 2.45%
135,921	Church & Dwight Co., Inc.	7,236,434

	INSURANCE - 2.39%
97,639	ACE Ltd.	7,062,229

	LEISURE TIME - 2.38%
92,224	Polaris Industries, Inc.	7,006,257

	MACHINERY - DIVERSIFIED - 3.31%
59,173	Cummins, Inc.	5,736,822
75,000	Nordson Corp.	4,020,750
		9,757,572

The accompanying notes are an integral part of these financial statements.
Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2012
Shares		Market Value
	MEDIA - 4.54%
222,725	Comcast Corp.	$ 6,396,662
66,291	Factset Research Systems, Inc.	6,989,060
		13,385,722
	MISCELLANEOUS MANUFACTURING - 2.19%
78,878	Parker Hannifin Corp.	6,447,488

	PHARMACEUTICALS - 11.26%
109,078	Abbott Laboratories	6,739,929
178,535	AmerisourceBergen Corp.	6,604,010
170,655	Cardinal Health, Inc.	7,061,704
121,825	Novartis AG - ADR	6,338,555
48,232	Novo Nordisk A/S - ADR	6,452,959
		33,197,157
	PIPELINES - 13.11%
167,354	Enbridge, Inc.	6,598,768
220,093	Genesis Energy LP	6,332,076
83,092	ONEOK, Inc.	6,895,805
194,675	Sunoco Logistics Partners LP	6,556,654
135,113	Targa Resources Partners LP	5,299,132
228,476	Williams Cos, Inc.	6,975,372
		38,657,807
	REAL ESTATE INVESTMENT TRUSTS - 4.84%
100,316	Digital Realty Trust, Inc.	7,099,364
339,331	Omega Healthcare Investors, Inc.	7,163,277
		14,262,641
	RETAIL - 18.34%
220,608	Brinker International, Inc.	7,127,845
125,009	Casey's General Stores, Inc.	7,079,260
81,857	Costco Wholesale Corp.	7,071,626
148,457	CVS Caremark Corp.	6,671,657
68,653	McDonald's Corp.	6,133,459
132,203	Nu Skin Enterprises, Inc.	5,668,865
112,548	Ross Stores, Inc.	7,116,410
169,953	TJX Cos, Inc.	7,216,205
		54,085,327
	SEMICONDUCTORS - 4.21%
247,862	Intel Corp.	6,404,754
104,601	QUALCOMM, Inc.	5,994,683
		12,399,437
	SOFTWARE - 2.12%
214,385	Microsoft Corp.	6,257,898

	TRANSPORTATION - 2.29%
323,639	CSX Corp.	6,760,819

	TOTAL COMMON STOCK	288,853,501
	( Cost - $287,044,659)
Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2012
Shares		Market Value
	SHORT-TERM INVESTMENTS - 0.84%
2,465,115	Fifth Third US Treasury Money Market Fund, 0.01% *	$ 2,465,115
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $2,465,115)

	TOTAL INVESTMENTS - 98.80%
	( Cost - $289,509,774) (a)	$ 291,318,616
	OTHER ASSETS LESS LIABILITIES - 1.20%	3,548,858
	NET ASSETS - 100.00%	$ 294,867,474
_________
* Money Market Fund; interest rate reflects seven-day effective yield on May 31, 2012.
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is substantially the same and differs from value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 9,135,055
	Unrealized Depreciation:	(7,326,213)
	Net Unrealized Appreciation:	$ 1,808,842

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2012

Assets:
Investments in Securities at Market Value (identified cost $289,509,774)	$ 291,318,616
Dividends and Interest Receivable	692,609
Receivable for Securities Sold	56,324,481
Receivable for Fund Shares Sold	813,499
Prepaid Expenses and Other Assets	101,821
Total Assets	349,251,026

Liabilities:
Payable for Securities Purchased	53,847,712
Payable for Fund Shares Redeemed	204,799
Payable to Investment Adviser	228,781
Accrued Distribution Fees	72,724
Payable to Other Affiliates	17,196
Accrued Expenses and Other Liabilities	12,340
Total Liabilities	54,383,552

Net Assets	$ 294,867,474

Class A Shares:
Net Assets (Unlimited shares of no par value interest authorized;
26,961,000 shares outstanding)	$ 278,432,950
Net Asset Value and Redemption Price Per Share*
($278,432,950/26,961,000 shares of beneficial interest outstanding)	$ 10.33
Offering Price Per Share
($10.33 / 0.9425)	$ 10.96

Class C Shares:
Net Assets (Unlimited shares of no par value interest authorized;
1,594,580 shares outstanding)	$ 16,434,524
Net Asset Value, Offering Price and Redemption Price Per Share*
($16,434,524/1,594,580 shares of beneficial interest outstanding)	$ 10.31

Composition of Net Assets:
At May 31, 2012, Net Assets consisted of:
Paid-in-Capital	$ 297,547,425
Accumulated Net Investment Income	1,030,798
Accumulated Net Realized Loss From Security Transactions	(5,519,591)
Net Unrealized Appreciation on Investments	1,808,842
Net Assets	$ 294,867,474
___________
*The Fund charges a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Fund's minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2012

Investment Income:
Dividend Income (Less $42,102 Foreign Taxes Withholding)	$ 3,316,759
Interest Income	342
Total Investment Income	3,317,101

Expenses:
Investment Advisory Fees	1,143,555
Distribution Fees - Class A	277,005
Administration Fees	80,822
Transfer Agent Fees	67,055
Trustees' Fees	60,117
Distribution Fees - Class C	35,536
Fund Accounting Fees	26,728
Registration & Filing Fees	20,952
Legal Fees	15,955
Printing Expense	13,023
Chief Compliance Officer Fees	9,769
Insurance Expense	6,519
Custody Fees	6,514
Audit Fees	6,442
Miscellaneous Expenses	4,861
Offering Costs	3,629
Total Expenses	1,778,482
Less: Fees Waived by Adviser	(85,018)
Net Expenses	1,693,464
Net Investment Income	1,623,637

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currencies:
Net Realized Loss on Security Transactions and Foreign Currencies	(3,485,780)
Net Change in Unrealized Appreciation on Investments	370,777
Net Realized and Unrealized Loss on Investments and
Foreign Currency Transactions	(3,115,003)

Net Decrease in Net Assets Resulting From Operations	$ (1,491,366)

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Period
	Ended	Ended
	May 31, 2012	November 30, 2011*
Operations:	(Unaudited)
Net Investment Income	$ 1,623,637	$ 168,199
Net Realized Loss on Investments and Foreign Currency Transactions	(3,485,780)	(2,044,129)
Net Change in Unrealized Appreciation on Investments	370,777	1,438,065

Net Decrease in Net Assets Resulting From Operations	(1,491,366)	(437,865)

Distributions to Shareholders From:
Net Investment Income
Class A ($0.03 and $0.04 per share, respectively)	(678,953)	(71,404)
Class C ($0.02 and $0.00 per share, respectively)	(21,733)	-
Total Distributions to Shareholders	(700,686)	(71,404)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (19,731,809 and 10,795,932 shares, respectively)	207,975,207	110,378,865
Distributions Reinvested (56,779 and 6,058 shares, respectively)	622,866	62,362
Cost of Shares Redeemed (3,381,993 and 257,585 shares, respectively)	(36,105,026)	(2,607,336)
Redemption Fees	23,111	6,327
Total Class A Shares	172,516,158	107,840,218

Class C
Proceeds from Shares Issued (1,607,296 and 0 shares, respectively)	17,247,094	-
Distributions Reinvested (1,774 and 0 shares, respectively)	19,439	-
Cost of Shares Redeemed (14,490 and 0 shares, respectively)	(154,483)	-
Redemption Fees	369	-
Total Class C Shares	17,112,419	-

Total Beneficial Interest Transactions	189,628,577	107,840,218

Increase in Net Assets	187,436,525	107,330,949

Net Assets:
Beginning of Period	107,430,949	100,000
End of Period**	$ 294,867,474	$ 107,430,949

**Includes undistributed net investment income of:	$ 1,030,798	$ 107,847
______
*The Fund commenced operations on December 28, 2010.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		Period
	Ended		Ended
	May 31, 2012		November 30, 2011*
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.18		$ 10.00

Increase From Operations:
Net investment income (a)	0.08		0.07
Net gain from securities
(both realized and unrealized)	0.10		0.15
Total from operations	0.18		0.22

Distributions to shareholders from:
Net investment income	(0.03)		(0.04)
Total distributions	(0.03)		(0.04)

Redemption fees	0.00	(e)	0.00	(e)

Net Asset Value, End of Period	$ 10.33		$ 10.18

Total Return (b)	1.73%	(d)	2.19%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 278,433		$ 107,431
Ratio of expenses to average net assets:
before reimbursement	1.52%	(c)	2.88%	(c)
net of reimbursement	1.45%	(c)	1.45%	(c)
Ratio of net investment income to average net assets	1.43%	(c)	0.73%	(c)
Portfolio turnover rate	116%	(d)	382%	(d)

__________
*Class A commenced operations on December 28, 2010.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class C
	Period
	Ended
	May 31, 2012*
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.23

Increase From Operations:
Net investment income (a)	0.04
Net gain from securities
(both realized and unrealized)	0.06
Total from operations	0.10

Distributions to shareholders from:
Net investment income	(0.02)
Total distributions	(0.02)

Redemption fees	0.00	(e)

Net Asset Value, End of Period	$ 10.31

Total Return (b)	0.98%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 16,435
Ratio of expenses to average net assets:
before reimbursement	2.27%	(c)
net of reimbursement	2.20%	(c)
Ratio of net investment income to average net assets	1.03%	(c)
Portfolio turnover rate	116%	(d)

__________
*Class C commenced operations on January 5, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2012

1.

ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Fund”) is a non-diversified series of Copeland Trust (the “Trust”).  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Trust was organized as a statutory trust on September 10, 2010 under the laws of the State of Delaware.  The investment objective of the Fund is to seek long-term capital appreciation and income.

The Fund currently offers Class A and Class C shares.  Class A commenced operations on December 28, 2010.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months.  Class C shares commenced operations on January 5, 2012.  Class C shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued.  In the absence of a sale on the primary exchange, such securities shall be valued at the last bid on the primary exchange.  NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.  The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2012

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of May 31, 2012 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 288,853,501	$ -	$ -	$ 288,853,501
Short-Term Investments	2,465,115	-	-	2,465,115
Total	$ 291,318,616	$ -	$ -	$ 291,318,616

        The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to  record transfers into or out of Level 1 and 2 at the end of the reporting period.

           * Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 and 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund may make significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2012

securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date.   The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Subject to the authority of the Board, the adviser is responsible for management of the Fund’s investment portfolio.  Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Fund by Copeland Capital Management, LLC (the “Adviser”).  Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the six months ended May 31, 2012, the Adviser earned advisory fees of $1,143,555, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2013, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45% and 2.20% of the Fund’s average daily net assets for Class A and Class C shares, respectively. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratios fall below the above indicated expense limitations.  The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years.  For the six months ended May 31, 2012, the Adviser waived fees of $85,018.  As of May 31, 2012, the cumulative expenses subject to recapture amounted to $412,975 and will expire on November 30 of the years indicated below.

2014	2015
$327,957	$85,018

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2012

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Distributor – The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  For the six months ended May 31, 2012, the 12b-1 fees accrued amounted to $277,005 and $35,536 for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended May 31, 2012, the Distributor received $725,622 in underwriting commissions for sales of Class A shares, of which $102,746 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – Each Trustee who is not affiliated with the Trust or Adviser will receive (i) a base annual retainer of $16,000, (ii) $10,000 for attendance at four regularly scheduled Board meetings, (iii) $4,000 for attendance at two regularly scheduled Audit Committee meetings, (iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings.  For carrying out his additional responsibilities, the independent Chairman of the Board will receive an additional $9,000 per year.  The foregoing compensation will be paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended May 31, 2012 amounted to $444,868,560 and $258,114,563, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the following period was as follows:

Fiscal Year Ended
November 30, 2011
Ordinary Income	$ 71,404
Long-Term Capital Gain	-
$ 71,404

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Capital Gains	Carry Forward	Losses	(Depreciation)	Earnings/(Deficits)
$ 18,142	$ -	$ (1,138,906)	$ (548,603)	$ 1,181,468	$ (487,899)

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and partnership adjustments.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to non-deductible expenses and partnership adjustments.

At November 30, 2011, the Fund had a capital loss carry forward for federal income tax purposes which will not expire and is available to offset future capital gains as follows:

Short-Term	Long-Term	Total
$ 1,138,906	$ -	$ 1,138,906

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $548,603.

Permanent book and tax differences primarily attributable to non-deductible expenses and partnership adjustments, resulted in reclassification for the Fund for the period ended November 30, 2011 as follows:

Paid	Undistributed	Accumulated Net Realized Gain
in	Net	from Security and Foreign
Capital	Investment Income	Currency Transactions
$ (21,370)	$ 11,052	$ 10,318

6.

FINANCIAL HIGHLIGHTS

The Fund calculated per share income using the average share method.  After giving effect to the net income distributed to shareholders, the balance of the Fund’s performance for the period was attributed to net realized and unrealized gains from securities.  For the six months ended May 31, 2012, net realized and unrealized gains were $0.10 and $0.06 on a per share basis for Class A and Class C, respectively, while net realized and unrealized losses were $2,995,236 and $119,767 for Class A and Class C, respectively.  The Fund experienced relatively higher net gains on a per share basis during a period when net assets were relatively low and experienced relatively lower net realized and unrealized losses on a per share basis during a period when net assets were relatively high.

7.       NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2012

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Copeland Risk Managed Dividend Growth Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

May 31, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (12/01/11)	Ending Account Value (5/31/12)	Expenses Paid During the Period* (12/01/11 to 5/31/12)
Actual
Class A	$1,000.00	$1,017.30	$ 7.31
Class C**	$1,000.00	$1,009.80	$ 5.89
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	$ 7.31
Class C	$1,000.00	$1,014.00	$11.08

* Expenses Paid During Period - Hypothetical are equal to the Fund’s annualized expense ratio of 1.45% for Class A and 2.20% for Class C, multiplied by the average account value over the period, multiplied by 183 days and divided by 366 (to reflect the number of days in the six month period ended May 31, 2012).

**Expenses paid during the period – Actual for Class C are equal to the Fund’s annualized expense ratio of 2.20%, multiplied by the average account value over the period, multiplied by 148 days and divided by 366 (to reflect the number of days in the period from January 5, 2012, commencement of operations, through May 31, 2012).

PRIVACY NOTICE
FACTS		WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-888-9-COPELAND

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

 Federal law gives you the right to limit only

▪

Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪

Affiliates from using your information to market to you

▪

Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Copeland Trust does not jointly market.

Investment Adviser

Copeland Capital Management, LLC

8 Tower Bridge

161 Washington Street, Suite 1650

Conshohocken, PA 19428

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine, LLC

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Fifth Third Bank

38 Fountain Square Plaza

Cincinnati, Ohio 45263

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND.

Item 2. Code of Ethics.   Not required for semi-annual reports.

Item 3. Audit Committee Financial Expert.  Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services.  Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics –Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Copeland Trust

By (Signature and Title)

/s/Eric C. Brown

Eric C. Brown, President

Date

8/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Eric C. Brown

Eric C. Brown, President

Date

8/9/12

By (Signature and Title)

/s/Mark W. Giovanniello

Mark W. Giovanniello, Treasurer

Date

8/9/12